POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

PowerShares India Portfolio

SUPPLEMENT DATED OCTOBER 4, 2017

TO THE PROSPECTUS DATED FEBRUARY 24, 2017

Effective November 1, 2017, The Bank of New York Mellon will serve as the administrator, custodian and transfer agent for PowerShares India Portfolio (the “Fund”). Effective November 1, 2017, the Fund’s Prospectus is revised as follows:

•	On page 23, the first sentence of the first paragraph under the section titled “Net Asset Value” is deleted and replaced with the following:

The Bank of New York Mellon (“BNYM”) calculates and determines the Fund’s NAV at the close of regular trading (normally 4:00 p.m. Eastern time) every day the NYSE is open.

•	On page 23, the first sentence of the first paragraph under the section titled “Fund Service Providers” is deleted and replaced with the following:

BNYM, 101 Barclay Street, New York, NY 10286, is the administrator, custodian and fund accounting and transfer agent for the Fund.

Please Retain This Supplement for Future Reference.

P-PIN-PRO-1-SUP-2 100417

POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

PowerShares India Portfolio

SUPPLEMENT DATED OCTOBER 4, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 24, 2017

Effective November 1, 2017, The Bank of New York Mellon will serve as the administrator, custodian and transfer agent for PowerShares India Portfolio (the “Fund”). Accordingly, effective November 1, 2017, the Fund’s Statement of Additional Information is revised as follows:

•	On page 9, the last sentence of the second paragraph under the section titled “Disclosure of Portfolio Holdings – Portfolio Holdings Policy” is deleted and replaced with the following:

The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

•	On page 21, under the section titled “Management—Administrator” the similar disclosure is deleted and replaced with the following:

Administrator. BNYM serves as administrator for the Fund. Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as administrator for the Fund pursuant to a fund administration and account services agreement (the “Administrative Services Agreement”). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM will generally assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

•	On page 21, under the section titled “Management—Custodian, Transfer Agent and Fund Accounting Agent” the similar disclosure is deleted and replaced with the following:

Custodian, Transfer Agent and Fund Accounting Agent. BNYM, located at 101 Barclay Street, New York, NY 10286, also serves as custodian (the “Custodian”) for the Fund and the Subsidiary pursuant to a custodian agreement (the “Custodian Agreement”). As custodian, BNYM holds the Fund’s and the Subsidiary’s assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent (the “Transfer Agent”) of the Fund pursuant to a transfer agency agreement. Further, BNYM serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs and receive transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

•	On Page 26, the first paragraph under section titled “Creation and Redemption of Creation Unit Aggregations—Placement of Creation Order” is deleted and replaced with the following:

Placement of Creation Order. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchase of Shares, in order for the date the order is placed to be deemed the Transmittal Date. Settlement must occur by 2:00 p.m., Eastern time on the settlement date.

If in-kind creations are permitted or required by the Fund, in the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m. Eastern time to be deemed the Transmittal Date. An AP must obtain approval prior to submitting such a creation order. The Transfer Agent will inform the Distributor, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

•	On page 27, under the section titled “Creation and Redemption of Creation Unit Aggregations—Creation and Redemption Transaction Fees” the similar disclosure is deleted and replaced with the following:

Creation and Redemption Transaction Fees. APs may be required to pay an administrative fee and a variable transaction fee for purchasing or redeeming Creation Units. Creation and redemption transactions for the Fund are subject to an administrative fee of $1,200, payable to BNYM, irrespective of the size of the order. In addition to the fixed administrative fee, BNYM may impose an additional administrative fee of up to 0.20% of the value of the Creation Units being purchased or redeemed for administration and settlement of non-standard orders requiring additional administrative processing by BNYM. Finally, the Adviser may set additional variable fees separate from the fees already described that are payable to the Fund up to 2% of the value of each Creation Unit. These variable fees will be negotiated between the Adviser and the AP and are charged to offset the transaction cost to the Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. From time to time, the Adviser, in its sole discretion, may adjust the Fund’s variable transaction fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

•	On Page 29, the first paragraph under section titled “Creation and Redemption of Creation Unit Aggregations – Regular Holidays” is deleted and replaced with the following:

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units one Business Day (i.e., days on which the NYSE is open) after the Transmittal Date (“T+1”) and of the Cash Redemption Amount on a basis of “T” plus four Business Days. The Fund may effect deliveries of Creation Units and Cash Redemption Amount on a basis other than T+1 or T+4, respectively, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions within one Business Day and four Business Days,respectively, of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

•	On page 39, the second paragraph under the section titled “Determination of NAV” is deleted and replaced with the following:

BNYM calculates and determines the Fund’s NAV per Share as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

Please Retain This Supplement for Future Reference.

P-PIN-SAI-1-SUP-3 100417